Guarantees and Product Warranties	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
GUARANTEES AND PRODUCT WARRANTIES
GUARANTEES AND PRODUCT WARRANTIES

In 1997, industrial development revenue bonds were issued on behalf of the Company. The Company guaranteed repayment of the bonds (refer to note 12) by obtaining letters of credit. The carrying value of the bonds was $11,900 as of December 31, 2014 and 2013.

The Company provides its global operations guarantees and standby letters of credit through various financial institutions to suppliers, customers, regulatory agencies and insurance providers. If the Company is not able to make payment, the suppliers, customers, regulatory agencies and insurance providers may draw on the pertinent bank. At December 31, 2014, the maximum future contractual obligations relative to these various guarantees totaled $111,101, of which $27,985 represented standby letters of credit to insurance providers, and no associated liability was recorded. At December 31, 2013, the maximum future payment obligations relative to these various guarantees totaled $87,104, of which $26,035 represented standby letters of credit to insurance providers, and no associated liability was recorded.

The Company provides its customers a standard manufacturer’s warranty and records, at the time of the sale, a corresponding estimated liability for potential warranty costs. Estimated future obligations due to warranty claims are based upon historical factors such as labor rates, average repair time, travel time, number of service calls per machine and cost of replacement parts.

Changes in the Company’s warranty liability balance are illustrated in the following table:

	2014	2013
Balance at January 1	$83,199	$81,751
Current period accruals (1)	81,316	58,736
Current period settlements	(51,167)	(57,288)
Balance at December 31	$113,348	$83,199

(1)	Includes the impact of foreign exchange rate fluctuations.